Risk Management_Sensitivity Analysis of Market Risk (Details)	12 Months Ended
Dec. 31, 2018
Sensitivity analysis for market risk [Abstract]
Methods used in preparing sensitivity analysis reflecting interdependencies between risk variables	The Group performs the sensitivity analyses both for trading and for non-trading activities. For trading activities, the Group uses a VaR model that uses certain assumptions of possible fluctuations in market condition and, by conducting simulations of gains and losses, under which the model estimates the maximum losses that may occur. For the non-trading activities, interest rate Earning at Risk ("EaR") and interest rate VaR, which is based on the simulations of the Net Interest Income ("NII") and Net Portfolio Value ("NPV"), are calculated for the Bank and the consolidated trusts, and the risks for all other subsidiaries are measured and managed by the interest rate EaR and the interest rate VaR calculations based on the Bank for International Settlements ("BIS") Framework.
Limitations that may result in information not fully reflecting fair value of assets and liabilities involved	A VaR model predicts based on statistics of possible losses on the portfolio at a certain period currently or in the future. It indicates the maximum expected loss with at least 99% confidence level. In short, there exists a one percent possibility that the actual loss might exceed the predicted loss generated from the VaR calculation. The actual results are periodically monitored to examine the validity of the assumptions, variables, and factors that are used in VaR calculations. However, this approach cannot prevent the loss when the market fluctuation exceeds expectation.
Methods and assumptions used in preparing sensitivity analysis	A VaR model predicts based on statistics of possible losses on the portfolio at a certain period currently or in the future. It indicates the maximum expected loss with at least 99% confidence level. NII is a profit-based indicator for displaying the profit changes in short term due to the short-term interest changes. It will be estimated as subtracting interest expenses of liabilities from the interest income of assets. NPV is an indicator for displaying risks in economic view according to unfavorable changes related to interest rate. It will be estimated as subtracting the present value of liabilities from the present value of assets. EaR shows the maximum profit-loss amount, which indicates the maximum deduction amount caused by the unfavorable changes related to the interest rate of a certain period (i.e. 1 year). Interest rate VaR shows the potential maximum loss generated by the unfavorable changes during a certain period of time in the present or future.